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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report:  July 22, 1996

                           Washington Mutual, Inc.
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           (Exact Name of Registrant as specified in its charter)

                                 Washington
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    0-25188                                           91-1653725
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Commission File Number                          IRS Identification No.

  1201 Third Avenue, Seattle, Washington                           98101
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        Address of Principal Executive Office                   Postal Code

                                206-461-2000
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              Registrant's telephone number including area code


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On July 21, 1996, the Company entered into an Agreement of Merger with Keystone Holdings, Inc. ("Keystone"), Keystone's sole shareholder and certain of Keystone's wholly-owned subsidiaries (including American Savings Bank, F.A. ("ASB")), whereby Keystone would be merged with and into the Company. A summary of the transaction is included in the press release issued to announce the transaction which is included herein as Exhibit 7(c).1.

Forward-Looking Statements; Factors to Consider

        Exhibit 7(c).4 includes forward-looking statements regarding each of Keystone, ASB, certain of Keystone's other subsidiaries and the Company and the combined company following the merger. Set forth below are factors which may cause actual results of operations to vary materially from the forward-looking statements contained therein.

        Economic Conditions and Real Estate Risk. The Company's lending operations are concentrated primarily in Washington and Oregon and ASB's lending operations are concentrated in California. As a result, the financial condition and results of operations of the combined company will be subject to general economic conditions




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and, particularly, the conditions in the single-family or multi-family residential real estate markets prevailing in those three states. In addition, in an economic downturn, there tends to be a run-off in deposits as well as lower sales and increased redemptions of mutual funds. If economic conditions in those states worsen or if the market for residential real estate in particular declines, the combined company may not be able to originate the volume of high quality single-family or multi-family residential mortgage loans or achieve the level of deposits and mutual fund assets on which the forward-looking statements are based.

        The California economy and its real estate market showed signs of recovery in 1994 and 1995 from the recessionary levels of the early 1990's, and consequently ASB's delinquencies, non-performing assets and loss provisions improved from earlier periods. The forward-looking statements regarding ASB's results of operations assume that the California economy and real estate market will continue the trend of improvement. A worsening of current economic conditions or a significant decline in real estate values in California could cause actual results to vary materially from the forward-looking statements.

        Interest Rate Risk. Each of the Company and ASB realizes its income principally from the differential between the interest earned on loans, investments and other interest-earning assets, and the interest paid on deposits, borrowings and other interest-bearing liabilities. Net interest spreads are affected by the difference between the repricing characteristics of interest-earning assets and deposits and other liabilities. Loan volumes and yields, as well as those of investments, deposits and borrowings, are affected by market interest rates. Generally, the Company will experience increased interest rate spreads during periods of downward interest rate movement and decreased interest rate spreads during periods of upward interest rate movement. This is also the case with ASB; even though its loan portfolio consists primarily of adjustable-rate mortgages ("ARMs"), the adjustments in the interest rates on the ARMs tend to lag changes in ASB's cost of funds. To the extent that interest rates generally are increasing during the period to which the forward-looking statements apply, the combined company's actual interest rate spread, and thus net income, may be materially less than set forth in the forward-looking statements.

        Operational Issues; Management. ASB's assets and deposits are of comparable size to the Company's, and ASB operates primarily in the State of California, where the Company has limited operating experience. The combination of two companies of nearly equal size and the integration of their management teams in different geographic areas may pose difficulties which could adversely affect the results of operations of the combined company. The forward-looking statements utilize ASB's internal estimates of growth and






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results of operations and generally make no provisions for any possible negative effects of the merger. In addition, the forward-looking statements estimate certain cost savings from the consolidation of operations which may not materialize or which may be delayed as a result of difficulties in consolidating operations. To the extent that events differ from the assumptions, actual results of operations may vary materially from the forward-looking statements.

        The ability of the combined company to operate efficiently, at least in the short term, will be enhanced by the ability to retain existing management personnel. If the Company is not able to retain a substantial number of key management personnel of ASB, the consolidation of the two companies may be more time-consuming, difficult and expensive, and may negatively affect the predicted cost savings.

        The forward-looking statements assume that the deposit base of both the Company and ASB will remain substantially intact during the period of the merger and will grow at historical rates following the merger. To the extent that the change in ownership of ASB or other factors result in either a temporary or long-term loss of deposits, actual results of operations may vary materially from the forward-looking information presented.

        Ability to Refinance Debt. The forward-looking statements assume that certain existing indebtedness and preferred equity of certain Keystone subsidiaries will be refinanced at lower interest rates and/or repaid following the merger. To the extent that the interest rates on such refinancing are higher than anticipated, or that some of such indebtedness is not repaid as contemplated, actual interest costs may be materially higher than anticipated by the forward-looking statements.

        Competition. The Company and ASB both face significant competition in their respective markets. The Company has limited operating experience in California. California has a much larger population with more large financial institution competitors than the states in which the Company currently operates. Many of these large competitors have more significant financial resources, larger market share and greater name recognition in California than the combined company will have. The existence of such competitors may make it difficult for the combined company to achieve the financial goals reflected in the forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Keystone Holdings, Inc. for the years ended December 31, 1993, 1994 and 1995

                Consent of KPMG Peat Marwick LLP, independent auditors








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        (c)     1.      Press Release dated July 22, 1996
                2. Agreement of Merger dated July 21, 1996 among Washington Mutual, Inc., Keystone Holdings, Inc.
                        and certain Keystone affiliates
                3. Warrant Exchange Agreement dated July 21, 1996 among FSLIC Resolution Fund, Washington Mutual, Inc., Keystone Holdings, Inc. and certain Keystone affiliates
                4. Text of presentation to investment analysts at a meeting on July 22, 1996 and copies of slides accompanying such presentation

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WASHINGTON MUTUAL, INC.



Date:  July 22, 1996                    By:  /s/  Craig E. Tall
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                                             Craig E. Tall
                                             Executive Vice President







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                                EXHIBIT INDEX

      Exhibit
      Number    Description
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      7(a)      Financial Statements of Keystone Holdings, Inc. for the years ended December 31, 1993, 1994 and 1995

                Consent of KPMG Peat Marwick LLP, independent auditors

      7(c).1    Press Release dated July 22, 1996

      7(c).2    Agreement of Merger dated July 21, 1996 among
                Washington Mutual, Inc., Keystone Holdings, Inc.
                and certain Keystone affiliates

      7(c).3 Warrant Exchange Agreement dated July 21, 1996 among FSLIC Resolution Fund, Washington Mutual, Inc.,
                Keystone Holdings, Inc. and certain Keystone affiliates

      7(c).4 Text of presentation to investment analysts at a meeting on July 22, 1996 and copies of slides accompanying such presentation